CENTURION T.A.A FUND, INC.
					   Portfolio Review
					as of December 31, 1997


	Fund Highlights				Top Ten Holdings
Net Assets			$8,268,736		                         Hershey Creamery		     3.1%
							                                           First National Bank
							                                           of Anchorage		         3.0%
NAV Per Share:					                               National Bancorp of
	Class A		$3.35			                                Alaska			              2.3%
	Class B		$3.33			                                Foodmaker Corp 9.25%	  1.8%
	Class C		$3.33			                                Agouron Pharmaceutical	1.6%
	Class D		$3.36			                                Transcoastal Marine	   1.5%
						                                           	Genentech		            1.5%
Shares Outstanding	 2,484,106		                   Station Casinos		      1.2%
                                           							Rock Bottom			         1.2%
							                                           Eastman Kodak		        1.2%




Porfolio Allocation
as of December 31, 1997				                       Top Ten Sectors

			                                           				Cash/Commercial Paper	22.7%
Chart							                                      Mining/Precious Metals 7.0%
							                                           Biotechnology		        6.7%
							                                           Computer and Related   6.1%
							                                           Retail			              5.6%
							                                           Entertainment/Leisure  5.4%
							                                           Regional Banks	      	 5.3%
						                                           	Consumer	           		 4.9%
							                                           Healthcare/Medical Prod4.5%
							                                           Restaurants	        		 4.2%

				TOTAL RETURN
			Through December 31, 1997
(Since new management and investment objectives--January 1995)

					              Last	Sinc		Date of
			        Quarter	TwelveChange or	First
					              MonthsFirst Sales	Sale
Class A:(1)		-13.10%	*	-9.03%	1/07/97
Class B:		   - 8.01%	*	-4.39%	1/07/97
Class C:		   - 8.28%	-5.13%-0.52%
Class D:		   - 8.20%	-5.13%-2.73%	12/06/96

*Shares of this Class not available for the total period
(1) After a commission load of 4.75%



				TOTAL RETURN
			Through December 31, 1997
			(Since inception--January 1982)

      			      		Last
			      Quarter	Twelve	Five	Ten 	Since
					            Months	Years	Years	Inception

Class A:(1)		-13.10%	*		*	*	-9.03%
Class B:   		- 8.01%	*		*	*	-4.39%
Class C:		   - 8.26%	-5.13%	-8.49%-2.92% 3.96%
Class D:		   - 8.20%	-5.13%	*	*	-2.73%

*Shares of this Class not available for the total period
(1) After a commission load of 4.75%


CENTURION T.A.A. FUND, INC.


							1998 Annual Report

	In 1997 the Fund went through three separate and distinct phases. At the beginning of the year it appeared that the markets were greatly overvalued, and highter inflation rates were widely anticipated. Accordingly, we positioned the Fund for a correction with option puts and short positions and with approximately 9% of the portfolio in mining and precious metal stocks.

	As you know, the anticipated correction did not materialize, and the Fund had a 5.4% negative return in the first five months of the year. We reacted to this by repositioning the Fund, and as a result, the early negative results were more than offsetr by a positive return of 9.3% for the next five months-- a period in which the Dow Jones Industrial Average declined a record 554 points in one day.

	The third phase began late in the year. During that period we took losses in several stocks, including Galoob Toys, Country Star Restuarants, Southern Energy Homes and Northwestern Steen & Wire. We had profitable positions in some of the affected stocks before they declined in price, but couldn't afford to sell because of an antiquated rule requiring that mutual funds hold securities for at least three months to receive favorable tax treatment. That rule was repealed effective
January 1, 1998, too late to benefit the Fund.

	Another development that affected the Fund's performance in the third phase was the performance of gold and silver. As measured by the Philadelphia Gold and Silver index, this sector decreased 36.5% during 1997 of which 32.3% was in the last quarter. The bane of our existence in 1997 was the performance of the precious metals sector. We experienced a sinking feeling when we read recently that the Central Bank of Argentina sold almost all of that nation's gold supply, which totaled approximately 125 metric tons. Coming in the wake of substantial gold reserve sales by the Netherlands, Belgium and Australia, this action further depressed gold prices. Because we believe that a major market correction was imminent and that this segment of the market would benefit when the correction came, we had up to 10% of the Fund's assets in mining and precious metals stocks and suffered a 26% setback on those positions during the fourth quater.

	The late-year developments combined to reduce the total return for the Fund in 1997 to a negative 4.3% for the Class D shares, 5.1% for the Class C shares and about 4.3% for the Class A and B shares. The net asset value of the Class A, B, C and D shares declined for $3.65, $3.48, $3.51 and $3.51 at the end of 1996 to $3.35, $3.33, $3.33 and $3.36,
respectively, on December 31, 1997.

	In recognition of the Fund's performance during the last quarter of 1997, the investment adviser, Centurion Counsel, Inc., waived 75% of its advisory fee and the distribution agent waived 25% of the 12B-1 fees for the quarter.

	We have repositioned the Fund to put 25% of its assets in cash equivalents and reduce the holdings in mining and precious metals to 7% of the portfolio's value. Call options have been written to increase the return in anticipation of a recovery in the gold sector.


Portfolio Manager Review

					DOW HITS 151,000

		No, you won't see that headline in the Wall Street Journal or anywhere else anytime soon. But you might expect the Dow to go that high after seeing the results of a poll conducted by Montgomery Securities of its own and other mutual fund shareholders.

	These investors, Montgomery said, are anticipating a 34% yearly return on their equity investments over the next 10 years. That would put the DOW at approximately 151,000 by 2007. In this scenario, an investment of $53,000 in the market would grow to $1,000,000 in 10 years. And stock market capitalizations, now equal to about 120% of gross domestic product, would rise to 1400% of GDP--assuming the economy grows in line with the Federal Reserve estimate of 2% to 4% per year.

	How would such a dramatic performance compare to what has happened in the past? The biggest 10-year appreciation occureed between 1949 to 1959, when the gain averaged 21.3% annually. In our opinion, the chances that the Dow will hit 151,000 in 10 years are somewhere between slim and none. And it's highly unlikely that we'll see a 34% annual rise even during a shorter period.

	It all comes down to the fact that most investors today are out of touch with reality. It is an all too common belief that the easy money in life can be made by investing in the stock market. It's true that over time, that rate of return on equities has exceeded that of T-bills and inflation. However, in recent decades there have been periods as long as 15 years when a combination of three-year and ten-year Treasury notes easily outperformed equities--with less risk for investors.

	As previously noted, the bane of our existence in 1997 was the performance of the precious metals sector. The currencies of countries that sold their gold reserves, notably Argentina, Netherlands, Belgium and Australia, are now backed by nothing more than hot air--or, in the case of Argentina, U.S. debt, which is U.S. hot air. As in the situation weren't already bad enough, the papers are full of speculation about further gold sales by central banks, which would further dampen the prospects for precious metals.

	The recent sales and the prospect of even more has produced a consensus that gold stock will never shine again. We find that outlook to be overly gloomy. The current situation reminds me of 1978 and December 1984, when gold was completely unloved. But, soon after each of these low points, gold staged spectacular rallies.

	Of course, we can't predict when gold will be back in favor with investors. But it will happen, probably when it is least expected. From our years of experience in managing money and from the studies done, we know that volatile issues like the mining stocks ultimatley will again be regarded as valuable additions to portfolios. Investors who will benefit most from the next rally are those who have the discipline to buy straw hats in winter when no one else wants them.

	Weakening overseas sales drove the U.S. deficit in the third quarter to its highest level in over a year. From July to September, the deficit increased 11.4% to $42.16 billion from $37.85 billion the second quarter. The Asian currency crisis was just beginning in the third quarter and is expected to exert even greater upward pressure on the trade deficit in the coming months.

	We believe that the trade deficit will be the number one issue in the mid-term elections this November. At present the increase in this deficit is getting little or no attention from politicians or the financial press. As the currencies of the Asian nations continue to sprial downward, the only way they can achieve modest growth is to export, and the export some more. That means a flood of cheap goods into the United States.

	But, because their currencies have plummeted, these countries will be unable to afford exportable U.S. goods; as a result, the trade deficit will grow even more rapidly. We would not be surprised to see this deficit exceed $175 billion in 1998.

	The fourth quarter of 1997 was a very difficult period for all equity sectors. There was the massive sell-offs in Asia and the "tech wreck" in the United States, then, jsut as markets appeared to be righting themselves, another downturn occurred in December. Of course, this produced a flight to quality which made U.S. Treasuries the best performing asset for the quarter.

Sincerely,

CENTURION T.A.A. FUND, INC.


Jack K. Heilbron
Chairman
/s/

TABLE OF CONTENTS

FINANCIAL STATEMENT:

		Independent Auditor's Report

		Balance Sheet

		Statement of Covered Call Options Written

		Statement of Operations

		Statement of Changes in Net Assets

		Notes to Financial Statements






					INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statement of investments and covered call options written, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then eneded in conformity with generally accepted accounting principles.


Squire & Co.
/s/

February 5, 1998
Poway, California




CENTURION T.A.A. FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997



ASSETS

 Investments in Securities, at value,
 (identified cost $8,706,207)					                       $	8,179,970

 Cash							                                       		        381,310
 Receivables:
	Dividends							                                              5,558
	Interest							                                              16,179
	Investment securities sold					                               6,482
Prepaid Expenses							                                        1,953

		Total assets                                       						8,591,452


LIABILITIES

 Covered Call Options Written, at market value,
	(premiums received $307,910)	                        				  284,288
 Payables:
	Accounts payable					                             	         37,510

		Total liabilities		                                 				  321,798

NET ASSETS 	                                						      $	8,269,654

Class A:
	Net asset value and offering price per share
	($8,543 divided by 2,549 shares outstanding)		         $    3.35
Class B:
	Net asset value and offering price per share
	($478 divided by 144 shares outstanding)		            	$    3.33
Class C:
	Net asset value and offering price per share
	($7,288,252 divided by 2,191,360 shares outstanding)	  $    3.33
Class D:
	Net asset  value and offering price per share
	($972,381 divided by 289,693 shares outstanding)	      $    3.36



The accompanying notes are  an integral part of the financial statements.



CENTURION T.A.A. FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

Shares or						% of		Value
Principal						Net 		(Note 1)
Amount	Description		Notes		Assets	Security	Sector

 	COMMON STOCKS				                    54.74%

	AEROSPACE                         					0.34%
563 	RAYTHEON, CLASS  A	 	                   	      		27,869
											                                                     27,869
	BIOTECHNOLOGY				                      4.08%
4000 	ALLIANCE PHARMACETICAL	   (a),(b)			            28,000
2000 	GENENTECH			              (a),(b)		            121,000
3000 	GENZYME			                (a),(b)		            	82,875
90 	GENZYME TISSUE		                (b)			               619
1500 	LIGAND PHARM		             (a),(b)           			19,406
10000 LIPOSOME CO.		             (a),(b)              46,250
4600 	VISIBLE GENETICS		             (b)              39,388
										                                                    337,538
	CHEMICALS					                        1.99%
1400 	DUPONT			                  (a)		              		84,263
1000 	GRACE (W.R.)		             (a)	              			80,438
							  			                                                 164,700
	COMMUNCIATIONS				                    2.45%
3500 	FRONTIER		                	(a)				              84,000
1000 	GENERAL MOTORS HUGHES					                      36,938
3000 	P-COM INC.			              (a),(b)			           51,750
1500 	YURIE SYSTEMS	            	(a),(b)	           		30,281
								                                                     202,969
	COMPUTERS					                       3.09%
1600 	AMATI COMMUNICATIONS	      (a),(b)              31,500
1020 	ANACOMP			                     (b)	          			15,938
1500 	CNET INC.			                   (b)	          			44,250
1500 	CONCENTRIC NETWORK CORP	       (b)		          		13,313
1500 	GENERAL SCANNING		             (b)		          		25,875
2500 	NCR CORP		                	(a),(b)           			69,688
1100 	PEAK INTERNATIONAL	            (b)              22,963
2000 	WESTERN DIGITAL 		         (a),(b)	           		32,125
									 	                                                 	255,650
	CONSUMER DEFENSE/SERVICES		         4.75%
1000 	BEATRICE (TLC)						                            51,500
200 	FARMER BROTHERS			                            			37,400
150 	GREY ADVERTISING					                           	49,200
150 	HERSHEY CREAMERY					                           255,000
								     	                                              		393,100
	CONSTRUCTION				                    1.40%
1000 	ALICO							                                   	23,250
75 	BOSTON SAND & GRAVEL					                         20,625
9000 	SOUTHERN ENERGY HOMES	          (b)			         	72,000
									                                                   		115,875
	ENERGY					                         2.87%
1000 	BARRETT RESOURCES		             (b)	          		30,000
1000 	CARRIZO OIL & GAS		             (b)              7,875
5000 	DENALI INC.			                  (b)         				66,250
2000 	GREY WOLF, INC		                (b)		         		10,875
8600 	TRANSCOASTAL MARINE	            (b)	        			122,550
											                                                   237,550
	ENTERTAINMENT/LEISURE			           5.49%
10000 ALLIANCE GAMING		               (b)	        		$	48,750
1660 	EASTMAN KODAK 	             (a)                100,845
3000 	FAMILY GOLF CENTERS	        (a),(b)			          94,125
4000 	MIRAGE RESORTS		            (a),(b)		          	90,500
10000 STATION CASINOS		           (a),(b)            101,875
1540 	VIDEO LOTTERY		                 (b)	         			18,288
									                                                    	454,383
	ENVIRONMENTAL				                 1.00%
3000 	WASTE MANAGEMENT		         (a)				              82,500
							 				                                                   82,500
	FINANCE				                     	0.89%
2000 	COINSTAR			                   (b)	           			18,000
2000 	PIONEER GROUP						                             55,250
											                                                    73,250
	FINANCIAL/REGIONAL  BANKING		    5.27%
100 	1ST NATL BANK OF ANCHORAGE	 		                 	246,000
1500 	NATIONAL BANCORP OF ALASKA			                 	189,750
											                                                   435,750
	HEALTHCARE AND MEDICAL			        3.97%
2000 	CARDIAC PATHWAYS		            (b)		           		14,000
1000 	CHEMED COMPANY						                            41,625
1000 	GUIDANT CORP.	           	(a)			               	62,250
3000 	IMPATH			                     (b)           				98,250
2100 	OXFORD HEALTH	            	(a),(b) 	          		32,550
2500 	RENAL CARE			              (a),(b)			           80,000
										                                                   	328,675
	MEDIA						                     0.29%
800 	HEARST-ARGYLE T.V.	             (b)			          	23,800
								                                                    			23,800
	MINING AND PRECIOUS METALS	    	5.88%
2000 	ASARCO							                                   44,875
8000 	COEUR D'ALENE MINES	      (a)			               	72,000
3000 	EURO NEVADA (CN)					                          	40,590
2900 	FRANCO NEVADA (CN)				                         	57,072
3300 	FREEPORT COPPER & GOLD	   (a)		               		51,975
4000 	HECLA MINING		                (b)				           20,000
3000 	HOMESTAKE MINING		        (a)               				26,625
2000 	KINROSS GOLD		            (a),(b)	            		 6,625
2000 	NEWMONT GOLD		            (a)               				59,625
816 	NEWMONT MINING	           	(a)	               			23,919
2400 	ROYAL GOLD		                 	(b)	           			11,400
2000 	STILLWATER MINING		        (a),(b)			           33,750
40000 	SUNSHINE MINING	              (b)	          			37,500
										                                                   	485,956
	REAL ESTATE					                 11.75%
1800 	MIDAMERICA APARTMENTS					                      51,413
4000 	UNITED DOMINION					                           	56,000
1800 	WASHINGTON REIT				                           		30,263
1200 	WEEKS CORP						                               	38,400
											                                                   176,075
	RESTURANT					                   3.11%
2500 	APPLE SOUTH			           (a)			                	32,813
5000 	GRILL CONCEPTS		              (b)            				5,313
4000 	LONE STAR STEAKHOUSE	     (a),(b)			            70,000
3000 	NEW YORK BAGEL		              (b)	            			5,438
16000 ROCK BOTTOM			                (b)          				101,000
1500 	SBARRO							                                   39,656
100 	TRICON GLOBAL RESTAURANT       (b)	            			2,906
										                                                   	257,125
	RETAIL					                      3.58%
4000 	C3, INC.			                   (b)            			46,250
4000 	CANDIE'S			                   (b)	           			23,500
1372 	DONNA KARAN INTERNAT'L	  (a), (b)			            17,665
1000 	ESTEE LAUDER		           (a)	                			51,438
4000 	FRIEDMANS, INC.		        (a)			                	55,000
2000 	NAUTICA ENTERPRISES	     (a), (b)			            46,500
10000 	RIGHT START, INC.	           (b)           				17,500
5000 	STEVE MADDEN		                (b)	           			37,813
										                                                   	295,665
	STEEL						                       9.18%
4300 	BETHLEHEM STEEL		             (b)           				37,356
1000 	BRITISH STEEL, PLC	       (a)				               21,500
30000 NORTHWEST STEEL & WIRE	       (b)           				78,750
											                                                   137,606
	TRANSPORTATION				               2.70%
1500 	HEARTLAND EXPRESS		           (b)		           		40,500
										                                                    	40,500
	OPTIONS					                     17.18%

	AEROSPACE	                    				0.36%
1500 	GULFSTRM AERO, MAR, 25, CALLS			                	7,688
3000 	RAYTHEON, MAY, 45, CALLS			                    	21,375
1000 	SUNSTRAND, JUN, 60, CALLS   (a)	             			   688
											                                                    29,750
	AUTO						                       0.03%
500 	DAIMLER BENZ, JAN, 75, CALLS(a)		               	   375
2000 	DANA, JAN, 40, PUTS					                           125
											                                                       500
	BIOTECHNOLOGY				                4.42%
9000 	AGOURON ,  MAY, 60, PUTS   (a)	              			276,188
10000	AMYLIN, APR, 5, CALLS	     (a)		               		14,375
8000 	BIOTEK GENERAL, JAN, 10, CALLS(a)	              		8,000
2500 	CENTOCOR,  JAN (00), 25, CALLS(a)		             	38,750
3000 	CEPHALON, MAY, 7.5, CALLS				                    13,875
2500 	CHIRON, JAN, 15, CALLS		                      			14,688
										                                                   	365,875
	CHEMICALS					                  0.06%
500 	AIR PRODUCTS & MATERIAL, MAR, 80, CALLS(a)	         2,813
1000 	PRAXAIR, APR, 45, PUTS					                        2,125
											                                                     4,938
	COMMUNCIATIONS				              0.15%
1000 	BOSTON TECHNOLOGIES, APR, 30, PUTS	             		 5,750
2000 	BRIGHTPOINT, JUN, 15, CALLS				                    6,000
1500 	CIENA CORP, JAN, 50, PUTS				                        281
											                                                    12,031
	COMPUTERS 					                3.22%
1000 	APPLIED MATERIALS, JAN, 25, CALLS(a		            	13,250
3000 	COMPUTERVISION, JAN, 5, PUTS	 			                  3,563
1000 	COMVERSE, APR, 45, PUTS					                       9,250
8000 	CYBRMEDIA, FEB, 12.5, CALLS(a)			                 26,500
7500 	CYBRMEDIA, MAY, 15, CALLS(a)		                  		25,781
3000 	DELL, JAN (99), 50, PUTS				                       9,563
1400 	DIGITAL EQUIPMENT,  JAN, 40, PUTS			               4,725
1000 	INTEL, JAN (99), 75, PUTS(a)				                  11,000
1000 	INTEL, JAN, 95, PUTS				                         	24,250
1000 	INTEL, JAN, 97.5, CALLS					                          63
3000 	IOMEGA, FEB, 10, CALLS	(a)		                     		9,000
1500 	L & H SPEECH, MAR, 45, CALLS				                   9,375
12500 	MADGE N, JAN (99), 5, CALLS(a)                 		14,844
10000 	MICROSOFT, JAN (99),110, PUTS(a)		               61,250
4000 	NETSCAPE, APR, 25, CALLS(a)				                   14,500
1500 	PREMIER LASER, FEB, 12.5, PUTS			                  7,594
1500 	PRESSTEK, JAN, 40, PUTS	(a)			                   	21,000
10000 	SIII, JAN, 10, CALLS(a)				                         625
										                                                     	266,131
	CONSUMER DEFENSIVE/SERVICE		         0.12%
1500 	CONSUMER PTFL SRV, FEB, 15, CALLS		              	   281
2000 	PEPSI, JUL, 40, PUTS					                          9,250
											                                                       9,531
	ENERGY					                          1.11%
1500 	ENRON, JUL, 40, PUTS					                          2,438
1500 	OFFSHORE LOG,  FEB, 22.5, PUTS			                  2,906
1000 	OIL SERICE INDEX, MAR, 100, CALLS			              19,500
1500 	SCHLUMBERGER, JAN (00), 40, CALLS(a)		            66,938
									                                                    		 91,781
	ENTERTAINMENT				                   0.03%
10000 	GALOOB,  FEB, 15, CALLS	   (a)	                		 2,500
											                                                      2,500
	ENVIRONMENTAL				                  0.09%
700 	U.S. FILTER, APR, 40, PUTS				                      7,088
									  		                                                    7,088
	FINANCE					                       0.36%
1500 	AMERICAN EXPRESS, JAN, 75, CALLS(a)	            		21,375
10000 	BANK OF AMERICA,  JAN,  50, PUTS		                1,250
1500 	BANK ONE, MAY, 55, PUTS					                       6,188
2000 	BANKERS TRUST,  JAN, 70, PUTS				                    250
5000 	CITICORP, JAN, 100, PUTS				                         938
											                                                     30,000
	HEALTHCARE AND MEDICAL PRODUCTS	  0.72%
1500 	LILLY (ELI) , JAN, 50, CALLS				                  30,375
1500 	LINCARE, FEB, 50, PUTS					                        1,594
1500 	MEDPARTNERS,  MAR, 17.5, CALLS			                  8,906
2000 	MERDIAN DIAG, MAR, 5, CALLS				                   10,750
1000 	OSI PHARMACETICAL, JUN, 5, CALLS			                2,188
1500 	VET CENTERS,  MAR, 10, CALLS				                   5,438
											                                                     59,250
	INDEXES					                    0.73%
300 	HONG KONG, MAR, 290, PUTS			                      	22,500
5000 	DOW JONES, DEC (00), 80, PUTS	(a)		               37,813
									  		                                                   60,313
	INDUSTRIALS					               0.26%
1500 	PALL CORP,  JUN, 22.5, PUTS			                   	 3,844
										                                                   	   3,844
	INSURANCE					                0.33%
1500 	AFLAC,  MAY, 45, CALLS			                       		12,188
5000 	CIGNA, JAN, 160, PUTS			 	                       	 4,063
1500 	CONSECO,  MAY, 50, PUTS					                      11,438
											                                                     27,688
	MEDIA					                 	0.24%
6000 	US SATLITE, JUN, 5, CALLS(a)				                  20,250
											                                                     20,250
	MINING AND PRECIOUS METALS		1.26%
10000 	BARRCK GOLD, JAN (00), 15, CALLS(a)	            	68,750
1000 	GETCHELL GOLD, JUN, 25, CALLS				                  3,750
1000 	GOLD/SILVER INDEX,  JAN, 110, CALLS			                63
10000 	HOMESTAKE MINING, JAN (00), 10, CALLS(a)        	25,000
26900 	SUNSHINE MINING WARRANTS			                       6,725
											                                                    104,288
	RESTUARANTS					            1.14%
5000 	COOKER RESTUARANTS, MAR, 7.5, CALLS	            		12,188
5000 	CRACKER BARRELL, JAN (00), 20, CALLS		            81,875
1500 	PLANT HOLLYWOOD, MAR, 17.5, CALLS			                 469
											                                                     94,531
	RETAIL			                		2.60%
2000 	GIANT FOOD,  JUN, 35, PUTS		                    		 5,125
1000 	GUCCI,  JAN, 65, CALLS					                           63
4800 	NIKE,  JAN, 60, PUTS	(a)				                     100,200
10000 	PIER ONE,  MAR, 15, CALLS(a)			                  76,875
2000 	SEARS,  APR, 45, PUTS				                        	 5,500
1500 	VIKING OFFICE,  MAR, 17.5, CALLS			                7,406
2000 	WOOLWORTH,  JAN (00), 30, PUTS			                 19,750
											                                                    214,919
	TRANSPORTATION				        0.19%
1500 	FEDERAL EXPRESS, APR, 70, PUTS		                 	15,563
										                                                     	15,563
	PREFERRED STOCKS			      	0.75%

1000 	BROWNING FERRIS, 7.25%, PREFFERRED			             34,000
1000 	HILTON, 8% CONVERTIBLE, PREFERRED			              28,125
											                                                     62,125
	FIXED INCOME				         26.25%

	CORPORATE BONDS       				6.86%
100 	AGNICO, CONVERTIBLE, 3 1/2%, 1-27-04		             60,000
142 	FOODMAKER CORP., 9.25%, 9/25/99		                	144,911
40 	GOLDEN BOOK,  7.65%, 9/15/02			                    	39,340
100 	HILLS STORES,  12 1/2%,  7/1/03		                 	79,500
1.199 	MTN STS GTY MTG 1-G, 9.40%, 8/1/18		              1,252
50 	NORTHWEST STEEL, 9 1/2%,  6/15/01			                48,840
100 	NOVA, CONVERTIBLE, 5.5%, 1/15/00		                	95,000
100 	TRANSMARITIME,  8 1/2%, 10/27/04			                98,125
										                                                     	566,968
	U.S. GOVERNMENT AGENCY BONDS		1.26%
26.631 	FNMA G93-40 ZC, 6.50%, 12/25/23	               	24,800
51.18505 	FNMA 61G,  7.00%, 9/25/20			                  51,474
28 	FNR 91-56M,  6.75%, 6/25/21                     				28,158
									                                                     	104,431
	COMMERCIAL PAPERS			        18.13%
400 	AMERICAN EXPRESS,  1/5/98                     				399,729
700 	GENERAL ELECTRIC CREDIT, 1/2/98			                699,893
400 	GENERAL MOTORS ACCEPTANCE, 1/8/97			              399,521
											                                                  1,499,143

	Total Investments		                                   						8,179,970

	Covered Call Options Written	 	-3.44%			                     -284,287

	Cash						                      4.61%			                     	381,310
	Other Assets, less Liabilities	-0.09%			                       -7,339

	Total Net Assets				          100.00%		                   $	8,269,654


 	Notes:
	   (a)  Call options have been written against this position
	   (b)  Non-income producing securities
	   (c) Total unrealized appreciation on investments consists of gross unrealized gains of $949,275and gross unrealized losses of $1,451,900.

The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

Statement of Covered Call Options Written
December 31, 1997


Shares or                        					% of		     Value
Principal					                        Net 		     (Note 1)
Amount	Description			                 Assets	    Option        		Sector

	AEROSPACE				                       -0.00%
-1,000SUNDSTRAND,   MAR, 65, CALLS	 	            		-125
											                                                       -125
	AUTO					                           -0.00%
-500 	DAIMLER BENZ, JAN, 85, CALLS			              	-63
											                                                        -63
	BIOTECHNOLOGY			                    -1.80%
-9,000AGOURON,    FEB, 45, PUTS				             -140,625
-4,000ALLIANCE PHARMACETICAL, FEB, 12.5, CALLS		    -500
-3,000AMYLIN PHARMACETICAL, JAN, 10, CALLS		        -188
-8,000BIOTECH GENERAL,  JAN, 15, CALLS		           	-500
-2,500CENTOCOR,  JAN, 55, CALLS			                 	-156
-2,000GENENTECH,  JAN, 60, CALLS		              		-2,125
-3,000GENZYME,  JAN, 30, CALLS		                		-1,125
-1,500LIGAND PHARMACETICAL,  MAY, 15, CALLS		     -1,594
-5,000LIPOSOME,  FEB, 7.5, CALLS 			             	-1,563
-5,000LIPOSOME,  JAN, 7.5, CALLS				                -625
											                                                   -149,000
	CHEMICALS				                       -0.11%
-500 	AIR PRODUCTS &MATERIAL,  MAR, 85, CALLS	   	-1,438
-1,400DUPONT,  JAN, 65, CALLS 				                  -350
-1,000GRACE (WR),  FEB, 75, CALLS	             			-6,938
										                                                     	-8,725
	COMMUNICATIONS			                  -0.14%
-3,500FRONTIER,  JAN, 22 1/2, CALLS		           		-5,906
-3,000P-COM,  FEB, 20, CALLS	                 				-3,188
-1,500YURI SYSTEMS,  JAN, 20, CALLS	           			-2,625
								                                                    			-11,719
	COMPUTERS			                     	-0.24%
-1,600AMATI COMMUNICATIONS,  JAN, 17.5, CALLS	   	-3,800
-1,000APPLIED MATERIAL,  FEB, 35, CALLS	        		-1,375
-10,000CYBRMEDIA,  FEB, 30, CALLS		             		-1,250
-1,000INTEL,  JAN, 100, CALLS		                   			-63
-3,000IOMEGA,  FEB, 15, CALLS			                		-1,875
-3,500MADGE NET,  FEB, 10, CALLS				                -438
-5,000MADGE NET, JAN, 10, CALLS				                 -313
-4,000MADGE NET,  MAY, 7.5, CALLS			             	-1,500
-10,000MICROSOFT,  JAN, 110, PUTS			             	-3,125
-2,500NCR CORP,   JAN, 40, CALLS			                	-156
-4,000NETSCAPE,  JAN, 35, CALLS		                 		-750
-1,000PRESSTEK,  JAN, 30, PUTS				                -4,375
-10,000SIII,  JAN, 15, CALLS			                   		-625
-2,000WESTERN DIGITAL, JAN, 20, CALLS		            	-375
										                                                   	-20,019
	ENERGY		                         		-0.01%
-1,500SCHLUMBERGER, JAN, 90, CALLS              				-469
									                                                      		-469
	ENTERTAINMENT			                  -0.12%
-1,400 EASTMAN KODAK,  JAN, 75, CALLS             			-88
-1,000 FAMILY GOLF,  FEB, 30, CALLS			           	-3,563
-2,000 FAMILY GOLF, FEB, 35, CALLS	            			-2,750
-10,000GALOOB,  FEB, 22.5, CALLS		                		-625
-500 	MIRAGE RESORTS,  MAY, 25, CALLS		            	-813
-5,000STATION CASINO,  JAN, 10, CALLS		          	-2,188
									                                                   		-10,025
	ENVIRONMENTAL	                		-0.00%
-3,000 WASTE MANAGEMENT, JAN, 35, CALLS		          	-188
									                                                       	-188
	FINANCE				                     -0.17%
-1,500AMERICAN EXPRESS, JAN, 80, CALLS			        -14,063
											                                                   -14,063
	HEALTHCARE AND MEDICAL PRODUCTS-0.15%
-1,000 GUIDANT,  JAN, 55, CALLS		               		-8,125
-2,100 OXFORD HEALTH,  JAN, 17.5, CALLS          			-788
-2,500 RENAL CARE,  MAR, 35, CALLS	            			-3,594
							                                                   				-12,506
	INDEXES				                   -0.01%
-5,000 DOW JONES,  JAN, 72, PUTS	                			-625
										                                                      	-625
	MEDIA					                    -0.02%
-6,000 US SAT BROADCASTING, FEB, 10, CALLS	      	-1,500
										                                                    	-1,500
	MINING AND PRECIOUS METALS	  -0.09%
-1,300 BARRICK GOLD,  FEB, 20, CALLS              		-813
-4,000 BARRICK GOLD,  JAN, 20, CALLS		             	-750
-1,000 BARRICK GOLD,  JAN, 22.5, CALLS	            		-63
-2,000 BARRICK GOLD,  JAN, 25, CALLS			             -125
-3,500 COEUR D'ALENE,  JAN, 10, CALLS            			-875
-3,000 FREEPORT COOPER& GOLD,  FEB, 35, CALLS		     -188
-2,300 HOMESTAKE MINING,  APR, 12.5, CALLS	        	-575
-2,000 HOMESTAKE MINING,  JAN. 15. CALLS			         -125
-2,000 HOMESTAKE MINING,  JAN(99), 15, CALLS	    	-1,000
-2,000 KINROSS GOLD,  FEB, 5, CALLS				             -250
-2,000 NEWMONT GOLD,  JAN, 30, CALLS		           	-1,875
-800 	 NEWMONT MINE,  JAN, 30, CALLS	              	-800
-2,000 STILLWATER MINE,  JAN, 25, CALLS			          -250
									                                                   		-7,688
	RESTUARANTS				             -0.01%
-2,500 APPLE SOUTH,   FEB, 17 1/2, CALLS         			-313
-4,000 LONESTR STEAK,  MAR, 25, CALLS			            -500
								                                                     			-813
	RETAIL				                  -0.56%
-1,300 DONNA KARAN,  JAN, 17.5, CALLS	            		-163
-1,000 ESTEE LAUDER,  JAN, 50, CALLS		           	-2,313
-4,000 FREIDMAN'S,   FEB, 17.5, CALLS	            		-500
-2,000 NAUTICA,  APR, 30, CALLS			               	-1,500
-4,800 NIKE,   JAN, 45, PUTS					                -27,600
-4,000 PIER ONE,  JAN, 22 1/2, CALLS			           -3,000
-6,000 PIER ONE,  MAR, 22 1/2, CALLS		          	-11,625
											                                                 -46,700
	STEEL				                  	-0.00%
-1,000 BRITISH STEEL,  JAN, 30, CALLS		             	-62
											                                                     -62

	Total									                                            -284,287

The accompanying notess are an integral part of the financial statements.


CENTRUION T.A.A. FUND, INC.

STATEMENT OF OPERATIONS
Year Ended Decemeber 31, 1997


INVESTMENT REVENUE

	Dividends						$	91,081
	Interest						     166,344

		Total investment  revenue			          257,425

EXPENSES

	Investment advisory fees			$	92,281
	Distribution expenses					77,469
	Registration and filing fees				20,663
	Fund accounting fees					18,126
	Custodian fees and expenses				32,163
	Audit fees and expenses				       5,442
	Directors' fees and expenses				10,578
	Transfer agent fees				       3,232
	Insurance				                   2,155
	Other expenses				           	13,485

		Total expenses					          275,593

	Fees and expenses absorbed by investment advisor          -21,481

		Net expenses					          254,112

		Net investment income (loss)			            3,313

REALIZED AND UNREALIZED GAIN (LOSS)
	ON INVESTMENT SECURITIES

	Net realized loss from securities transactions		    -60,487
	Unrealized depreciation of investments		         -406,598

		Net loss on investments				         -467,085

	Net decrease in net assets from operations		$  -463,772



The accompanying notes are  an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1997 and 1996


									                                   1997			      1996

OPERATIONS

	Net investment income (loss)     				     $	3,312 	     $	-48,070
	Net realized gain (loss) from
	securities transactions	                  -60,487         264,245
	Net change in unrealized depreciation
	of investments 	       	                 -406,598        -106,453
	Net change in unrealized appeciation of
	securities sold short								                              11,068
	Net change in unrealized depreciation of investments of
		covered call options written			                           -8,727

		Net increase (decrease) in net assets resulting
		 from operations		                			   -463,773         112,063

CLASS C SHARES
	Distribution to shareholders:
		Ordinary income dividend
		($0.0024 per share in 1996)			                        				-3,637

CAPITAL SHARE TRANSACTIONS
	Increase from capital shares sold       1,783,727       6,424,359
	Increase from capital shares reinvested				                 3,597
	Decrease from capital shares repurchase-2,744,423   	  -1,212,546

		Net increase (decrease) from capital
		share transactions	                		   -960,696   	   5,215,410

	Total increase (decrease) in net assets-1,424,469 	     5,323,836

NET ASSETS
	Beginning of period					                9,694,123       4,370,287

	End of period (includes no undistributed
	investment income)           			$       8,269,654 	$    9,694,123



The accompanying notes are an integral part of the financial statements.



Note 1.  Summary of Significant Accounting Policies

   The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

   At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
   The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

   Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors. Debt securities are valued in
accordance with the procedures above.   Short-term securities are stated at
amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.

Security Transactions and Related Investment Income:
     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
     It is the policy of the Fund to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended ( Code ). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has capital loss carry forwards totaling $151,294 which begin to expire in 2002.

Distributions to Shareholders:
     Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
     The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
     At December 31, 1997 the Fund had cash on deposit at one financial institution of $381,310. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.

Note 2.  Net Assets

     At December 31, 1997, net assets consisted of:

     Net proceeds from capital stock                             $ 9,292,429
     Unrealized depreciation of securities                          (526,237)
     Unrealized appreciation of covered call options written          23,623
     Excess distributions over accumulated net income               (324,276)
     Undistributed net realized loss from security transactions     (195,885)

                                                                  $ 8,269,654

Note 3.  Covered Call Options Written

   As of December 31, 1997, portfolio securities valued at $2,862,291 were held by the custodian in connection with covered call options written by the Fund.

Note 4.  Payments to Related Parties

   Centurion Counsel, Inc. ( Centurion ) is the Fund s investment manager.
The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next $200 million, 0.75% on the next $200 million, 0.60% on the next $200 million and 0.50% on amounts over $1 billion. These fees are computed daily and paid quarterly and are subject to reduction in any year to the extent that the Fund s expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the year ended December 31, 1997 Centurion received investment management fees of $75,564 and, although not required to, it waived $16,717 of the advisory fee.

   Centurion Institutional Services, Inc. ( CISI ), an affiliate of Centurion, serves as the Fund s distributor. The Fund offers Class A, Class B, Class C and Class D shares for purchase.

   Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund s current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 1997, 2,543 shares of Class A shares were sold and, accordingly, CISI retained $43 of such charges. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

   Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ( CDSC ) upon redemption, in accordance with the Fund s current prospectus. During the year ended December 31, 1997, 144 shares were sold and there was no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

   Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

   Pursuant to Rule 12b-1 under the 1940 Act, the Company s Board of
Directors has adopted separate plans of distribution with respect to the Funds Class A shares ( Class A Plan ), Class B shares ( Class B Plan ), and Class C shares ( Class C Plan ), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Funds Class A shares for CISI s expenditures incurred in servicing and maintaining shareholder accounts.

   Pursuant to the Fund s Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund s Class B shares for CISI s expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund s Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

   Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund s Class C shares for CISI s expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund s Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the six months ended
December 31, 1997, CISI received servicing and distribution fees from the Fund of $72,690 and, although not required to, it waived $4,764 of servicing fees pursuant to the Class C Plan.

   CISI also executes some of the Fund s portfolio transactions. During the year ended December 31, 1997, CISI received commissions of $55,211 from the Fund for this service.

   Centurion Group, Inc. ( CGI ), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses. During the year ended December 31, 1997, CGI received transfer fees of $3,232 from the Fund.

   CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund s average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1997, CGI received accounting fees of $18,000 from the Fund.

   The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate $250 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director s expenses to attend the meetings.

Note 5.  Capital Share Transactions

   As of December 31, 1997, there were 100,000,000 shares of the Company s common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the year ended December 31, 1997 and 1996 (as applicable) were as follows:

		                                         December 31, 1997
            		                          Shares            Amount
Class A shares:
     Shares sold        		               2,563        		$ 8,664

     Shares issued in reinvestment
        of dividends                  	   -                   -

                                      		 2,563        		  8,664

     Shares redeemed                		   (14)               (88)

        Net increase                    2,549            $ 8,576

Class B shares:
     Shares sold                          144            $   500
     Shares issued in reinvestment
        of dividends                        -                   -
                                          144                500
     Shares redeemed	                       -                  -


        Net increase                      144            $   500

                                 	December 31, 1997       December 31, 1996
                    		   	Shares       Amount    Shares       Amount

Class C shares:
  Shares sold             385,499 $ 1,341,181   1,800,452   $ 6,424,359
  Shares issued in reinvestment
     of dividends        		 -                -         983         3,597
                          385,499   1,341,181   1,801,435     6,427,956
  Shares redeemed         434,885   1,494,774     344,840     1,212,546

Net increase (decrease)   (49,386) ($ 153,593)  1,456,595   $ 5,215,410

Class D shares:
  Shares sold             123,388  $  433,381   1,800,452   $ 6,424,359
  Shares issued in reinvestment
     of dividends       		  -              -          983         3,597
                          123,388      433,381  1,801,435     6,427,956
  Shares redeemed         359,188    1,249,561    344,840     1,212,546

Net increase (decrease)  (49,386)  ($ 816,180) 1,456,595   $ 5,215,410

Note 6.  Investment Transactions

  Purchases and sales of investment securities (excluding short-term securities) were $15,690,054 and $15,561,479, respectively. Net loss on investments for the year ended December 31, 1997 was $463,598. That amount represents the net decrease in value of investments held during the year.

  As of December 31, 1997, the unrealized appreciation on investments consists of gross unrealized gains of $947,871 and gross unrealized losses of $1,451,890.

Note 7.  Per Share Information

   Selected data for each share of capital stock outstanding throughout the period is as follows:


                                 								CLASS C Shares  (a)
							                               	Years Ended December 31,
							                                  1997	1996	1995	1994	1993
Per Share Operating Performance:
Net Asset Value, Beginning of Period	    3.51 	3.34 	3.43 	4.55 	4.96

INCOME FROM INVESTMENT OPERATIONS
	Net investment income (d)		             -0.01-0.03	-0.05	-0.18	-0.21
	Net gains (losses) on investments
	(both realized and unrealized) (d)    	-0.17	 0.20	-0.04	-0.94 -0.20

	Total from investment operations      	-0.18	  0.17  -0.09	-1.12 -0.41

DISTRIBUTIONS TO SHAREHOLDERS
	Dividends from net investment income
	Distributions from capital gains

		Total distributions

Net Asset Value, at End of Period		      3.33	  3.51 	3.34	 3.43  4.55

TOTAL RETURN (f)				                     -5.13%5.16%-2.62% -28.01% -12.39%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) 7,288	7,855 	4,370 	452   	757
Ratios to Net Assets:
     Expenses, before waiver of fees	     3.14%	3.54%	4.82%	9.04%	6.19%
     Expenses, after waiver of fees 	     2.91%	3.54%	3.53%	6.00%	5.19%
     Net investment income		             -0.11% -0.43%0.17%  -4.78%  -4.50%
Portfolio Turnover Rate			              234.67%129.20%57.20%148.21%143.11%
Average Commission Rate Paid (e)
Number of Shares Outstanding at End of Period
	(000 Omitted)			                       2,191 	2,241 1,309	132      166


(a) All capital shares issued and outstanding as of November 6, 1996 were reclassified as Class C shares.
(b)  For the period December 9, 1996 (effective date) to December 31, 1996.
(c)  For the period January 7, 1997 (first sale date) to December 31, 1997.
(d) Allocated between Net Investment Income and Net Gains or (Losses) on Securities based on monthly weighted average shares outstanding.
		average shares outstanding.
(e) Relates to purchases and sales of equity securities. Prior to year end 1996 disclosure of average commission rate was not required.
(f) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not inclued the maximum front end sales charge or contingent deferred sales charge.

							                                      CLASS D		CLASS A	CLASS B

							                                    1997	1996 (b)	1997 (c)	1997 (c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	       3.51	3.46 		3.65 		3.65

INCOME FROM INVESTMENT OPERATIONS
	Net investment income (d)		                0.01
	Net gains  (losses) on investments
	(both realized and unrealized) (d)        -0.16	0.05 		-0.30		-0.32

	Total from investment operations          -0.15 	0.05 		-0.30 	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
	Dividends from net investment income
	Distributions from capital gains

		Total distributions

Net Asset Value, End of Period		             3.36 3.51 		3.35 		3.33

TOTAL RETURN (f)	                       				-0.04	0.05 		-0.08		-0.04

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)	   972	1,839 	   8 		    1
Ratios to Net Assets
     Expenses, before waiver of fees 	      2.20%	2.13%		2.38%		2.84%
     Expenses, after waiver of fees		       1.97%	2.13%		2.15%		2.60%
     Net investment income			               0.82%			     0.64%		0.19%
Portfolio Turnover Rate			                234.67%129.20% 234.67% 234.67%
Average Commission Rate Paid (e)		          0.02	 0.03
Number of Shares Outstanding at End of Period
	(000 Omitted)				                           290   524 	   3 		   0


(a) All capital shares issued and outstanding as of November 6, 1996 were reclassified as Class C shares.
(b)  For the period December 9, 1996 (effective date) to December 31, 1996.
(c)  For the period January 7, 1997 (first sale date) to December 31, 1997.
(d) Allocated between Net Investment Income and Net Gains or (Losses) on Securities based on monthly weighted average shares outstanding.
		average shares outstanding.
(e) Relates to purchases and sales of equity securities. Prior to year end 1996 disclosure of average commission rate was not required.
(f) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not inclued the maximum front end sales charge or contingent deferred sales charge.


Investment Advisor                           Board of Directors
Centurion Counsel, Inc.                      Carol Ann Freeland
11545 W. Bernardo Ct.,#100                   Richard E. Hall
San Diego, CA 92127                          Jack K. Heilbron
                                             Russell W. Ketron
                                             Doug Werner

Distributor
Centurion Institutional Services, Inc.
11545 W. Bernardo Ct. #100                 Officers
San Diego, CA 92127                        Jack K.Heilbron
                                           Chief Executive Officer
                                           Chief Investment Officer
Shareholder
Servicing Agent                            Kenneth W. Elsberry
Centurion Group, Inc.                      President and Chief
11545 W. Bernardo Ct. #100                 Financial Officer
San Diego, CA 92127
                                           Mary R. Limoges
                                           Secretary
Auditors
Squire & Co.                               Portfolio Manager
1205 Prospect St., Ste 400                 Jack K. Heilbron
La Jolla, CA 92037

Legal Counsel
Bruce J. Rushall, Esq.
Rushall & McGeever
211 Palomar Airport Road #200
Carlsbad, CA 92009


**A prospectus may obtained by contacting a Financial Consultant at Centurion Institutional Services, Inc. The prospectus containing more complete information should be read carefully before making an investment in Centurion T.A.A. Fund, Inc.